                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
             PURSUANT TO 18 U.S.C. SS. 1350, AS ADOPTED PURSUANT TO
                    SS. 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing with the Securities and Exchange Commission of the Annual Report of Meritage Hospitality Group Inc. (the "Company") on Form 10-K for the period ending November 30, 2003 (the "Report"), I, William D. Badgerow, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 19, 2004              MERITAGE HOSPITALITY GROUP INC.



                                       By: /s/  William D. Badgerow
                                           -------------------------------------
                                       William D. Badgerow, Controller
                                       Chief Financial Officer


         A signed original of this written statement required by ss.906 has been provided to the Company and will be retained by the Company and furnished to the Securities & Exchange Commission or its staff upon request.